                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that DAMARK INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Mark A. Cohn (with full power to him to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf in its/his name, place and stead, in any and all capacities to sign, execute, affix its/his seal thereto and file the Annual Report on Form 10-K for the year ended December 31, 1998 under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.

     There is hereby granted to said attorney full power and authority to do and perform each and every act and thing, requisite and necessary to be done in respect of the foregoing as fully as it/he or itself/himself might or could do if personally present, thereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

     IN WITNESS WHEREOF, DAMARK INTERNATIONAL, INC. has caused this Power of Attorney to be executed in its name by its Chairman and Chief Executive Officer on the 4th day of February, 1999.


                              DAMARK INTERNATIONAL, INC.



                              By /s/ Mark A. Cohn
                                -----------------------------------
                                  Mark A. Cohn, Chairman
                                  and Chief Executive Officer


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     The undersigned directors of DAMARK INTERNATIONAL, INC. have hereunto set their hands as of the 4th day of February, 1999.


/s/ Mark A. Cohn                        /s/ Thomas A. Cusick
----------------------------------      ----------------------------------
Mark A. Cohn                            Thomas A. Cusick


/s/ Jack W. Eugster                     /s/ Stephen J. Hemsley
----------------------------------      ----------------------------------
Jack W. Eugster                         Stephen J. Hemsley


/s/ Harold Roitenberg                   /s/ Ralph Strangis
----------------------------------      ----------------------------------
Harold Roitenberg                       Ralph Strangis


/s/ Joel N. Waller
----------------------------------
Joel N. Waller






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